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                                                                    Exhibit 24.2


                                      CONSENT OF
                       INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Evergreen Resources, Inc.
Denver, Colorado


We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated May 24, 1996 relating to the consolidated financial statements of Evergreen Resources, Inc. and subsidiaries appearing in the Company's Annual Report on Form 10-K for the year ended March 31, 1996.

We also consent to the reference to us under the caption "Experts" in the Prospectus.



                                       BDO SEIDMAN, LLP


Denver, Colorado
December 11, 1996